UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2016

FINANCIAL ENGINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1050 Enterprise Way, 3d Floor Sunnyvale, California	94089
(address of principal executive offices)	(Zip Code)

(408) 498-6000

(Registrant’s telephone number, Including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (127 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Financial Engines held the Annual Meeting of Stockholders on May 17, 2016. There were 61,621,202 shares of common stock entitled to vote at the Annual Meeting, of which 59,553,576 shares were voted in person or by proxy. The following matters were voted upon as follows:

Proposal 1:	Election of three Class III directors to hold office until the 2019 Annual Meeting of Stockholders or until their successors are elected and qualified:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Heidi K. Fields	57,464,043	200,265	1,889,268
Joseph A. Grundfest	56,924,806	739,502	1,889,268
Michael E. Martin	57,102,969	561,339	1,889,268

Proposal 2:	The ratification of the appointment of KPMG LLP as Financial Engines’ independent registered public accountants:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
59,167,060	335,381	51,135	0

Proposal 3:	Approval of the amendment and restatement of the 2009 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
51,503,008	6,080,682	80,618	1,889,268

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2016

FINANCIAL ENGINES, INC.

By:	/s/ Lewis E. Antone Jr.
Lewis E. Antone Jr.
EVP, General Counsel and Secretary

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